Exhibit 10.1

AMENDMENT NO. 10

This Amendment No. 10, dated as of April 14, 2014 (this “Amendment”), to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, Amendment No. 2 and Consent, dated as of May 13, 2011, Amendment No. 3, dated as of March 9, 2012, Amendment No. 4, dated as of August 23, 2012, Amendment No. 5, dated as of October 4, 2012, Amendment No. 6, dated as of February 6, 2013, Amendment No. 7, dated as of February 6, 2013, Amendment No. 8, dated as of August 26, 2013, and Amendment No. 9, dated as of December 31, 2013 (and any Consents related thereto), the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, and the other agents and arrangers parties thereto, is entered into by and among Holdings, the Borrower, the Agents and the New Term B-2 Lenders (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower has hereby notified the Administrative Agent and each Term Lender that it intends to incur Specified Refinancing Debt pursuant to Section 2.26(b) of the Credit Agreement in order to reprice the entire outstanding principal amount of the Term B-2 Loans outstanding under the Credit Agreement immediately prior to the Tenth Amendment Effective Date (as defined below) (the “Existing Term B-2 Loans”);

WHEREAS, pursuant to Section 2.26(c) of the Credit Agreement, the Borrower may incur Specified Refinancing Debt in order to reprice the Existing Term B-2 Loans by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Term Lenders agreeing to provide such Specified Refinancing Debt (each such Term Lender agreeing to provide new Term B-2 Loans (as defined below) and any assignees thereof, are referred to herein as “Term B-2 Lenders);

WHEREAS, the Borrower has requested that (i) the Lenders executing this Amendment as New Term B-2 Lenders (each, a “New Term B-2 Lender”) and (ii) the Lenders holding Existing Term B-2 Loans that have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Lender Consent”) indicating the Rollover Settlement Option (each, a “Rollover Term B-2 Lender”) extend credit to the Borrower in the form of Term Loans in an aggregate principal amount of $423,474,916.11 (the “Term B-2 Loans”; all of the Term B-2 Loans shall constitute Specified Refinancing Debt referred to herein as the “Term B-2 Facility”);

WHEREAS, each New Term B-2 Lender has indicated its willingness to lend such Term B-2 Loans up to the aggregate amount specified on its signature page to this Amendment on the terms and subject to the conditions herein, the proceeds of which will be used by the Borrower to repay the Existing Term B-2 Loans on the Tenth Amendment Effective Date;

WHEREAS, each Rollover Term B-2 Lender has agreed to make Term B-2 Loans on the Tenth Amendment Effective Date, in an aggregate amount equal to such Rollover Term B-2 Lender’s Existing Term B-2 Loans (or such lesser amount as may be allocated to such Rollover Term B-2 Lender by the Administrative Agent), the proceeds of which shall be used to repay such Lender’s Existing Term B-2 Loans, and has authorized the Administrative Agent to execute this Amendment on its behalf;

Whereas, each Lender holding an Existing Term B-2 Loan that shall have executed and delivered a Lender Consent indicating the “Assignment Settlement Option” (each, an “Assignment Term B-2 Lender”) has indicated its willingness to accept an Assignment and Assumption of Term B-2 Loans from Citibank, N.A., as a New Term B-2 Lender, in an aggregate amount equal to such Assignment Term B-2 Lender’s Existing Term B-2 Loans (or such lesser amount as may be allocated to such Assignment Term B-2 Lender by the Administrative Agent), and has authorized the Administrative Agent to execute this Amendment on its behalf;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. TERM B-2 FACILITY.

1.1 Term B-2 Loans. Each Rollover Term B-2 Lender hereby agrees to make Term B-2 Loans up to the aggregate amount of the aggregate principal amount of such Lender’s Existing Term B-2 Loans on the Tenth Amendment Effective Date. Each New Term B-2 Lender hereby agrees to make Term B-2 Loans up to the aggregate amount specified on such New Term B-2 Lender’s signature page to this Amendment on the Tenth Amendment Effective Date. Pursuant to Section 2.26 of the Credit Agreement, the Term B-2 Loans shall have the terms set forth in this Amendment and in the Credit Agreement (as amended by this Amendment).

1.2 Applicable Margin; LIBO Rate. The Term B-2 Loans may from time to time be LIBO Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.13 of the Credit Agreement. In the case of Term B-2 Loans that are LIBO Rate Loans, the Applicable Margin shall mean a percentage per annum equal to 2.75%. In the case of Term B-2 Loans that are Base Rate Loans, the Applicable Margin shall mean a percentage per annum equal to 1.75%.

1.3 Use of Proceeds. The proceeds of the Term B-2 Loans shall be applied toward the payment of (a) the aggregate outstanding principal amount of the Existing Term B-2 Loans and (b) fees, expenses and original issue discount payable in connection with the Term B-2 Loans.

1.4 Credit Agreement Governs. Effective as of the Tenth Amendment Effective Date, except as set forth in this Amendment, (a) the Term B-2 Loans shall have identical terms as the Existing Term B-2 Loans (including with respect to maturity, amortization and prepayments) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents, (b) the Term B-2 Loans shall be Specified Refinancing Debt and Specified Refinancing Term Loans under the Credit Agreement, (c) this Amendment shall be a Refinancing Amendment under the Credit Agreement, (d) each reference in the Credit Agreement to (i) “Facility” shall be deemed to include the Term B-2 Facility and (ii) “Majority Facility Lenders”, with respect to the Term B-2 Facility shall be deemed to include the Lenders of more than 50% of the aggregate unpaid principal amount of the Term B-2 Loans outstanding under such Facility, (e) the definitions of “Term B-2 Facility”, “Term B-2 Lenders”, “Term B-2 Loan Repricing Transaction” and “Term B-2 Loans” in the Credit Agreement are hereby amended and restated in their entirety to read as follows below and (f) the definition of “Tenth Amendment” and “Tenth Amendment Effective Date” as follows below shall hereby be inserted into Section 1.1 of the Credit Agreement in the correct alphabetical order:

“Term B-2 Facility”: as defined in the Tenth Amendment.

“Term B-2 Lenders”: as defined in the Tenth Amendment.

“Term B-2 Loan Repricing Transaction”: (a) any prepayment or repayment of Term B-2 Loans with the proceeds of, or any conversion of Term B-2 Loans into, any new or replacement tranche of term loans or Indebtedness incurred for the primary purpose of prepaying, repaying or replacing the Term B-2 Loans and with an All-In Yield for such term loans or Indebtedness less than the All-In Yield applicable to such Term B-2 Loans and (b) any amendment to the Term B-2 Loans the primary purpose of which is to reduce the All-In Yield applicable to such Term B-2 Loans; provided, that in no event shall any prepayment, repayment or replacement of Term B-2 Loans in connection with a Change of Control constitute a Term B-2 Loan Repricing Transaction.

“Term B-2 Loans”: as defined in the Tenth Amendment.

“Tenth Amendment”: Amendment No. 10 to the Credit Agreement, dated as of April 14, 2014, among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Tenth Amendment Effective Date”: as defined in the Tenth Amendment.

1.5 Credit Agreement Refinancing Amendments. Effective as of the Tenth Amendment Effective Date, Section 2.29 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Section 2.29 Term B-2 Loan Repricing Transaction. Notwithstanding anything to the contrary in this Agreement, in the event that, on or prior to the six month anniversary of the Tenth Amendment Effective Date, the Borrower (a) makes any prepayment of Term B-2 Loans constituting a Term B-2 Loan Repricing Transaction or (b) effects any amendment of this Agreement constituting a Term B-2 Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term B-2 Lenders, (x) in the case of clause (a), a prepayment premium of 1.00% of the amount of the Term B-2 Loans being prepaid and (y) in the case of clause (b), a payment equal to 1.00% of the aggregate amount of the applicable Term B-2 Loans outstanding immediately prior to such amendment.”

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “Tenth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent and each New Term B-2 Lender;

(ii) Lender Consents duly executed by each Rollover Term B-2 Lender and each Assignment Term B-2 Lender;

(iii) a solvency certificate signed by the chief financial officer on behalf of the Borrower, substantially in the form of Exhibit G of the Credit Agreement;

(iv) a closing certificate of each Loan Party, substantially in the form of Exhibit B hereto, with appropriate insertions and attachments; and

(v) an executed legal opinion of Latham & Watkins LLP, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

2.2 Fees and Expenses. All fees and reimbursable expenses that have been invoiced as of the Tenth Amendment Effective Date that are due and payable to any Person under any engagement letter entered into in connection with this Amendment shall have been paid in full in immediately available funds.

2.3 Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

2.4 Minimum Refinancing Condition. The aggregate principal amount of the Term B-2 Loans shall not be greater, or less, than the aggregate principal amount of the Existing Term B-2 Loans

2.5 USA Patriot Act. The Term B-2 Lenders shall have received from each of the Loan Parties documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent such documentation or other information has been requested in writing at least five (5) Business Days prior to the Tenth Amendment Effective Date.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:

3.1 Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

3.2 Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

3.3 Absence of Default. Neither Holdings, the Borrower nor any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. LENDER CONSENTS AND WAIVERS

4.1 Rollover of Term B-2 Loans. Each Rollover Term B-2 Lender agrees that, upon the Tenth Amendment Effective Date, all (or such lesser amount as the Administrative Agent may allocate to such Lender) of its Existing Term B-2 Loans shall be converted to Term B-2 Loans under the Credit Agreement, and such Existing Term B-2 Loans shall be deemed repaid in full on the Tenth Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Rollover Term B-2 Lender and due and payable by the Borrower pursuant to the Credit Agreement and this Amendment.

4.2 Assignment of Term B-2 Loans. The Existing Term B-2 Loans of each Lender (other the Loans converted to Term B-2 Loans pursuant to clause (a) above) shall be repaid in full on the Tenth Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Lender and due and payable by the Borrower pursuant to the Credit Agreement and this Amendment. Each Assignment Term B-2 Lender agrees to purchase pursuant to an Assignment and Assumption in accordance with Section 10.06 of the Credit Agreement on or immediately after the Tenth Amendment Effective Date and assume from a Lender designated by the Administrative Agent Term B-2 Loans in an amount equal to the principal amount of such repayment (or such lesser amount as the Administrative Agent may allocate to such Lender).

4.3 Waivers. Notwithstanding anything herein to the contrary, each Lender that has executed and delivered a Lender Consent waives the payment of any breakage loss or expense under Section 2.21 of the Credit Agreement in connection with the repayment of Existing Term B-2 Loans on the Tenth Amendment Effective Date.

SECTION 5. MISCELLANEOUS

5.1 Reference to and Effect on the Loan Documents.

(a) As of the Tenth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

5.2 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

5.3 Reaffirmation. Each of Holdings and the Borrower hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the

Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. Each of Holdings and the Borrower confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Amendment.

5.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

5.5 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

5.6 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

5.7 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

5.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ALLISON TRANSMISSION, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 10]

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By:	/s/ Matthe Burke
Name:	Matthe Burke
Title:	Vice President

Name of Lender: CITIBANK, N.A.

Executing as a New Term B-2 Lender:

by	/s/ Matthe Burke
Name:	Matthe Burke
Title:	Vice President

For any Institution requiring a second signature line:

by
Name:
Title:

Credit Agreement Reference	Aggregate Principal Amount
Term B-2 Loan	$89,542,910.86

Exhibit A

Lender Consent to Amendment No. 10

This Lender Consent (“Lender Consent”) to Amendment No. 10 (the “Amendment”) to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, Amendment No. 2 and Consent, dated as of May 13, 2011, Amendment No. 3, dated as of March 9, 2012, Amendment No. 4, dated as of August 23, 2012, Amendment No. 5, dated as of October 4, 2012, Amendment No. 6, dated as of February 6, 2013, Amendment No. 7, dated as of February 6, 2013, Amendment No. 8, dated as of August 26, 2013, and Amendment No.9, dated as of December 31, 2013 (and any Consents related thereto), the “Credit Agreement”), among Allison Transmission Holdings, Inc., a Delaware corporation, Allison Transmission, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto, Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto. Capitalized terms used but not defined in this Lender Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned hereby irrevocably and unconditionally agrees to the following (check only ONE option):

Rollover Settlement Option

☐	to deem prepaid 100% of the outstanding principal amount of the Existing Term B-2 Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with proceeds of a new Term B-2 Loan in a like principal amount.

Assignment Settlement Option

☐	to have 100% of the outstanding principal amount of the Existing Term B-2 Loans held by such Lender prepaid on the Tenth Amendment Effective Date and to purchase by assignment new Term B-2 Loans in a like principal amount (or such lesser amount allocated to such Lender by the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory as of the      of April, 2014.

(insert name of the legal entity above) as a Term B-2 Lender by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Name of Fund Manager (if applicable):

Exhibit B

FORM OF CLOSING CERTIFICATE

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION HOLDINGS, INC.

Pursuant to Section 2.1(d) of Amendment No. 10, dated as of April,     , 2014 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto, the undersigned Assistant Secretary of Allison Transmission Holdings, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	Eric C. Scroggins is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned Secretary of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on [ ]. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

5.	The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

6.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION HOLDINGS, INC.

Name:	Eric C. Scroggins	Name:	David S. Graziosi
Title:	Vice President, General Counsel and Secretary	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: [            ], 2014

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE

David S. Graziosi	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Eric C. Scroggins	Vice President, General Counsel and Secretary